                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.

                                                      By:/s/ Gerald L. Radke
                                                         ------------------
                                                             Gerald L. Radke
                                                             Director

                                                      Date:  March 8, 2004

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.


                                                      By:/s/ F. Sedgwick Browne
                                                         ----------------------
                                                             F. Sedgwick Browne
                                                             Director

                                                      Date:  March 8, 2004

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.


                                                     By:/s/ Bradley E. Cooper
                                                        -------------------
                                                            Bradley E. Cooper
                                                            Director

                                                     Date:  March 8, 2004

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.


                                                      By:/s/ Robert W. Fiondella
                                                         -----------------------
                                                             Robert W. Fiondella
                                                             Director

                                                      Date:  March 8, 2004

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.

                                                      By:/s/ Susan S. Fleming
                                                         --------------------
                                                             Susan S. Fleming
                                                             Director

                                                      Date:  March 8, 2004

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.


                                                        By:/s/ Franklin D. Haftl
                                                           ---------------------
                                                               Franklin D. Haftl
                                                               Director

                                                        Date:  March 8, 2004

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.


                                                          By:/s/ Craig A. Huff
                                                             ------------------
                                                                 Craig A. Huff
                                                                 Director

                                                          Date:  March 8, 2004

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.


                                                           By:/s/ Wendy Luscombe
                                                              ------------------
                                                                  Wendy Luscombe
                                                                  Director

                                                           Date:  March 8, 2004

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.


                                                    By:/s/ Philip R. McLoughlin
                                                       ------------------------
                                                           Philip R. McLoughlin
                                                           Director

                                                    Date:  March 8, 2004

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned director or executive officer of PXRE Group Ltd., hereby severally constitutes Jeffrey L. Radke and John M. Modin, and each of them singly, the undersigned's true and lawful attorneys with full power to them and each of them to sign for the undersigned, and in the undersigned's name in the capacities indicated below, the Annual Report on form 10-K and any and all amendments to the Annual Report on Form 10-K filed with the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by the undersigned's said attorneys to any and all amendments to said Annual Report on Form 10-K.

                                                         By:/s/ Robert M. Stavis
                                                            --------------------
                                                                Robert M. Stavis
                                                                Director

                                                         Date:  March 8, 2004